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                         EAI SELECT MANAGERS EQUITY FUND

                                   SUPPLEMENT
                             DATED DECEMBER 22, 1999

                                       TO

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 1999

Certain investors may purchase or sell shares at the net asset value next determined after orders are entered through authorized broker-dealers or through other authorized processing organizations that may impose transaction fees and charges in connection with providing this service, which fees and charges the Fund believes will be disclosed to investors. Shares purchased in this manner may be treated by the Fund as part of a single account for purposes of minimum initial investment. Investors are not required to utilize the services of a broker-dealer or other processing organization and may purchase shares directly from the Fund. Authorized broker-dealers may designate intermediaries to receive purchase and sale orders on behalf of the Fund. In order to facilitate these arrangements, the Fund has appointed several co-transfer agents.